(ICON)

Prudential
Tax-Managed
Equity Fund

SEMI
ANNUAL
REPORT
April 30, 1999

Prudential Tax-Managed Equity Fund

Performance At A Glance
The Prudential Tax-Managed Equity Fund opened on March 3, 1999. In the very short time to the April 30 closing of our first reporting period, the Fund returned 9.3%. This beat the Lipper Average return of 7.4% over the same period.

Cumulative Total Returns1                                As of 4/30/99

                              Since Inception2           Since Inception2
                           (Without sales charge)       (With sales charge)
Class A                           9.30%                         3.84%
Class B                           9.30                          4.30
Class C                           9.30                          7.21
Class Z                           9.50                          9.50
Lipper Growth Fund Avg.3          7.38                          N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception date: Class A, B, C, and Z, 3/3/99.

3 The Lipper average return is for all funds in each share class in the Growth Fund category.

How Investments Compared
(As of 4/30/99)
      (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Managers' Report
-------------------------------------------------------------------------------
(PHOTOS)

James Scott, Mark Stumpp, and Ted Lockwood--Fund Managers

Investment Goals and Style
We attempt to provide after-tax returns that exceed those of the Standard & Poor's 500 Stock Index (S&P 500) over the long term. Using quantitative investment strategies, we emphasize individual securities that we believe are likely to perform well. To manage risk and provide broad market participation at all times, however, we try to maintain the Fund's sector, industry, size, and security exposures close to those of the S&P 500.

Performance Review
A strong market and some good choices
In March and April, investors continued to reward financial and electronics stocks, but began to favor the long-suffering industrial stocks as the recession in Asia appeared to reach bottom. Although we benefited from the broad market's rise, our superior returns came primarily from our security selection in electronics, as well as in certain industrial sectors. We also did quite well with our retail-oriented stocks.

When our models suggest an advantage in departing from a sector's weight in the S&P 500, we do so modestly. In the current reporting period, for example, our techniques uncovered few bargains among healthcare stocks; we accordingly invested somewhat less in the sector. This decision eased the impact on our returns when those stocks did, in fact, underperform the broader market.

Two different disciplines
While many managers are associated with a single investment style, we buy both growth and value stocks, using different criteria to identify attractive opportunities in each category. Our techniques are grounded in the emerging field of behavioral finance, whose studies suggest that human nature causes investors to overemphasize recent news about companies while neglecting longer-term trends.

For example, slow-growing stocks often become underpriced relative to their earnings or book value when investors overreact to unexpected bad news. We try to take advantage of such depressed prices, buying and holding these stocks until they have reached their fair value. For these slow-growth stocks, our approach is similar to that of traditional value investors.

With rapid-growth stocks, on the other hand, overconfident investors may disregard signs that an expanding company is unlikely to sustain its recent pace. They may continue to hold a stock even after it experiences an earnings disappointment. While we invest in a number of strong growth companies, we try to avoid those whose earnings will be unable to keep up with expectations, paying close attention to recent news about future growth prospects.

Knowing when to sell is also important--even when it involves realizing a loss. Investors commonly hold losing stocks for too long, often for psychological reasons. Our quantitative discipline forces us to be dispassionate investors, reducing the likelihood that we will hold deteriorating positions in the face of worsening business prospects.

Tax management and long-term capital appreciation: an integrated strategy
We try to defer taxes by allowing stocks to appreciate, free from tax implications, for as long as prudence allows. Indeed, because current tax law penalizes profits on securities sold within a year after purchase, many funds minimize turnover as a way of becoming more tax-efficient.

But turnover that focuses on stocks that have depreciated can actually increase tax efficiency. With the aid of state-of-the-art market assessment techniques, we review the portfolio daily for holdings that have fallen in value. We will sometimes lock in a loss by selling a stock, particularly if we can replace it with another that has a similar profile--generally in the same industry or with similar growth potential. Through this kind of exchange, we can maintain or improve the quality of our portfolio with new stocks while reaping tax benefits from the sale of the old ones. The result is an inventory of stored, or "harvested," losses that can be used to offset taxes from gains later on.

To maximize the benefits of this "tax loss harvesting," we trade relatively often. Though our turnover may appear higher than that of other tax-managed funds, active management can significantly reduce the tax implications when we feel the time has come to sell a winning position. In the short time since its inception, the Fund realized $4.6 million in losses to offset future capital gains--a significant tax advantage--while achieving a high net return that beat a strongly rising market.

Looking Ahead
Positioning the portfolio for future performance
Over time, we believe that our disciplined, quantitative investment structure will provide solid overall performance, with volatility relatively close to that of the stock market as a whole. Although we continue to maintain a risk profile very close to that of the S&P 500 benchmark, we currently have a slight emphasis on stocks of smaller and mid-sized companies, where we find more potential for gain.

Five Largest Holdings
Expressed as a percentage of net assets as of 4/30/99

Microsoft Corp.                 3.8%
Computer Software & Services

General Electric                3.2
Diversified Manufacturing

Cisco Systems, Inc.             1.9
Computer Software & Services

Intel Corp.                     1.7
Computers

International Business          1.7
Machines Corp.--Computers

A Message to Our Shareholders                                     June 18, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder:
In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Tax-Managed Equity Fund

Portfolio of Investments as of
April 30, 1999 (Unaudited)             PRUDENTIAL TAX-MANAGED EQUITY FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.5%
COMMON STOCKS
------------------------------------------------------------
Aerospace/Defense--1.7%
  14,700     AlliedSignal Inc.                     $    863,625
  27,800     Boeing Co.                               1,129,375
   6,900     Gencorp Inc.                               159,562
  10,000     General Dynamics Corp.                     702,500
  11,300     Lockheed Martin Corp.                      486,606
   3,300     Northrop Grumman Corp.                     210,994
   9,300     Raytheon Co.                               653,325
   6,200     United Technologies Corp.                  898,225
                                                   ------------
                                                      5,104,212
------------------------------------------------------------
Airlines--0.3%
   4,100     AMR Corp.(a)                               286,231
   6,400     Delta Air Lines, Inc.                      406,000
   7,500     Southwest Airlines Co.                     244,219
                                                   ------------
                                                        936,450
------------------------------------------------------------
Aluminum--0.3%
   9,500     Alcan Aluminum Ltd.                        301,625
  10,500     Alcoa Inc.                                 653,625
                                                   ------------
                                                        955,250
------------------------------------------------------------
Auto & Truck--2.4%
   1,000     Arvin Industries, Inc.                      36,625
  46,800     Ford Motor Co.                           2,992,275
  20,100     General Motors Corp.                     1,787,644
  19,000     Genuine Parts Co.                          570,000
  11,300     Harley-Davidson, Inc.                      673,762
   3,000     Johnson Controls, Inc.                     218,813
  13,000     PACCAR Inc.                                728,000
                                                   ------------
                                                      7,007,119
------------------------------------------------------------
Banking--6.6%
   3,300     AmSouth Bancorporation                     156,956
  45,100     Bank of America Corp.                    3,247,200
  13,000     Bank of New York Co., Inc.                 520,000
  30,100     Bank One Corp.                           1,775,900
   8,300     BankBoston Corp.                      $    406,700
   3,000     Bankers Trust Corp.                        270,188
   8,800     BB&T Corp.                                 351,450
  21,900     Chase Manhattan Corp.                    1,812,225
   3,900     Fifth Third Bancorp                        279,581
  17,100     First Union Corp.                          946,912
  34,600     Firstar Corp.                            1,040,162
  20,800     Fleet Financial Group, Inc.                895,700
  13,100     Huntington Bancshares Inc.                 464,231
  31,300     KeyCorp                                    968,344
   6,700     Mellon Bank Corp.                          497,894
   5,100     Mercantile Bancorporation Inc.             290,700
   8,100     National City Corp.                        581,175
   3,100     Northern Trust Corp.                       288,688
   7,900     PNC Bank Corp.                             457,213
   4,100     Republic New York Corp.                    240,875
   2,700     SouthTrust Corp.                           107,578
   4,500     State Street Corp.                         393,750
   5,800     Summit Bancorp                             245,775
   9,400     SunTrust Banks, Inc.                       672,100
   6,100     U.S. Bancorp                               226,081
   2,000     Wachovia Corp.                             175,750
   9,000     Washington Mutual, Inc.                    370,125
  40,700     Wells Fargo Co.                          1,757,731
                                                   ------------
                                                     19,440,984
------------------------------------------------------------
Beverages--1.9%
  62,600     Coca-Cola Co.                            4,256,800
  32,100     PepsiCo, Inc.                            1,185,694
   2,100     Seagram Co., Ltd.                          120,487
                                                   ------------
                                                      5,562,981
------------------------------------------------------------
Chemicals--1.3%
   8,400     Air Products & Chemicals, Inc.             394,800
   2,100     Dow Chemical Co.                           275,494
  23,000     E.I. du Pont de Nemours & Co.            1,624,375
   5,200     Morton International, Inc.                 209,950
   6,800     Praxair, Inc.                              351,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
April 30, 1999 (Unaudited)             PRUDENTIAL TAX-MANAGED EQUITY FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Chemicals (cont'd.)
   7,700     Rohm & Haas Co.                       $    345,056
  10,500     Schulman (A.), Inc.                        183,750
   9,700     Union Carbide Corp.                        503,187
                                                   ------------
                                                      3,888,512
------------------------------------------------------------
Computer Software & Services--10.4%
   7,500     3Com Corp.(a)                              195,938
  10,900     Adobe Systems Inc.                         690,787
  27,200     America Online, Inc.                     3,882,800
   9,500     Automatic Data Processing, Inc.            422,750
  19,100     BMC Software Inc.(a)                       809,013
  47,900     Cisco Systems, Inc.(a)                   5,463,594
  41,800     Computer Associates International,
                Inc.                                  1,784,337
  19,350     Comverse Technology, Inc.(a)             1,240,819
  10,000     Electronic Arts, Inc.(a)                   508,125
  14,000     Electronic Data Systems Corp.              752,500
  10,900     EMC Corp.(a)                             1,187,419
  11,200     First Data Corp.                           475,300
   6,500     Intuit, Inc.(a)                            559,812
 136,400     Microsoft Corp.(a)                      11,091,025
  32,200     Oracle Systems Corp.(a)                    871,412
  15,900     Rational Software Corp.(a)                 471,038
  10,200     Unisys Corp.(a)                            320,663
                                                   ------------
                                                     30,727,332
------------------------------------------------------------
Computers--5.8%
  14,300     Apple Computer, Inc.(a)                    657,800
  39,300     Dell Computer Corp.(a)                   1,618,669
  33,100     Hewlett-Packard Co.                      2,610,762
  81,200     Intel Corp.                              4,968,425
  23,300     International Business Machines
                Corp.                                 4,874,069
   3,300     Lexmark International Group,
                Inc.(a)                                 407,550
  31,600     Sun Microsystems, Inc.(a)                1,890,075
                                                   ------------
                                                     17,027,350
------------------------------------------------------------
Consumer Products--0.5%
  18,200     American Greetings Corp.                   476,612
  15,300     NIKE, Inc.                                 951,469
                                                   ------------
                                                      1,428,081
Cosmetics & Soaps--1.9%
   3,900     Clorox Co.                            $    449,963
   9,400     Colgate-Palmolive Co.                      962,912
  11,900     Kimberly-Clark Corp.                       729,619
  36,200     Procter & Gamble Co.                     3,396,012
                                                   ------------
                                                      5,538,506
------------------------------------------------------------
Diversified Operations--0.2%
  19,800     Ogden Corp.                                511,088
------------------------------------------------------------
Diversified Manufacturing--4.8%
   8,800     Cintas Corp.                               605,000
   8,200     Cooper Industries, Inc.                    396,675
   6,400     Corning Inc.                               366,400
   7,800     Danaher Corp.                              518,212
   3,300     Eaton Corp.                                302,569
  88,700     General Electric Co.                     9,357,850
  10,100     Harsco Corp.                               331,406
   3,800     Honeywell, Inc.                            360,050
   4,200     Liz Claiborne, Inc.                        138,863
   2,800     Minnesota Mining & Manufacturing
                Co.                                     249,200
  14,600     Owens-Illinois, Inc.(a)                    423,400
   3,300     Parker-Hannifin Corp.                      154,894
   5,100     PPG Industries, Inc.                       331,181
   6,100     Sherwin-Williams Co.                       189,862
  11,600     Trinity Industrial, Inc.                   403,825
                                                   ------------
                                                     14,129,387
------------------------------------------------------------
Drugs & Medical Supplies--6.6%
  58,300     Abbott Laboratories                      2,823,906
  19,200     American Home Products Corp.             1,171,200
  13,400     Amgen Inc.(a)                              823,263
   1,200     Biogen, Inc.(a)                            114,075
  11,000     Biomet, Inc.(a)                            451,000
  24,100     Boston Scientific Corp.(a)               1,025,756
  59,700     Bristol-Myers Squibb Co.                 3,794,681
  34,300     Columbia/HCA Healthcare Corp.              846,781
   2,700     Guidant Corp.                              144,956
  36,700     Johnson & Johnson                        3,578,250
  14,900     Lincare Holdings Inc.(a)                   441,413
  14,400     Mallinckrodt Inc.                          504,900
   3,700     Medtronic, Inc.                            266,169

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
April 30, 1999 (Unaudited)             PRUDENTIAL TAX-MANAGED EQUITY FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Drugs & Medical Supplies (cont'd.)
  24,500     Pfizer Inc.                           $  2,819,031
  29,800     Quorum Health Group, Inc.                  368,775
   1,800     Shared Medical Systems Corp.                97,763
   6,000     Sybron International Corp.(a)              166,125
                                                   ------------
                                                     19,438,044
------------------------------------------------------------
Electronics--0.4%
  11,500     Emerson Electric Co.                       741,750
   5,500     Linear Technology Corp.                    312,813
                                                   ------------
                                                      1,054,563
------------------------------------------------------------
Electronic Components--1.2%
   6,600     Altera Corp.(a)                            476,850
  15,900     KLA-Tencor Corp.(a)                        789,038
  16,500     Motorola, Inc.                           1,322,062
  21,500     Xilinx Inc.(a)                             980,937
                                                   ------------
                                                      3,568,887
------------------------------------------------------------
Entertainment--0.2%
  15,100     Carnival Corp.                             622,875
------------------------------------------------------------
Financial Services--8.8%
  11,000     American Express Co.                     1,437,562
  16,600     Associates First Capital Corp.             735,588
  15,500     Bear Stearns Cos., Inc.                    722,688
  60,200     Citigroup Inc.                           4,530,050
  33,300     Concord EFS, Inc.                        1,111,387
  17,800     Countrywide Credit Industries, Inc.        806,562
  26,400     Federal Home Loan Mortgage Corp.         1,656,600
  25,900     Federal National Mortgage
                Association                           1,837,281
   7,300     Golden West Financial Corp.                730,913
   5,300     Household International, Inc.              266,656
  17,800     Lehman Brothers Holdings Inc.              989,012
   3,900     MBIA, Inc.                                 262,275
  19,200     MBNA Corp.                                 541,200
   8,600     Merrill Lynch & Co., Inc.                  721,863
  10,100     MGIC Investment Corp.                      490,481
   9,700     Morgan (J.P.) & Co., Inc.                1,307,075
  14,400     Morgan Stanley Dean Witter & Co.      $  1,428,300
  18,500     Paine Webber Group Inc.                    868,344
  17,400     Paychex, Inc.                              888,487
  14,700     Providian Financial Corp.                1,897,219
  14,100     Regions Financial Corp.                    532,275
  15,300     Schwab (Charles) Corp.                   1,679,175
   4,900     SLM Holding Corp.                          209,169
  10,100     Synovus Financial Corp.                    223,463
                                                   ------------
                                                     25,873,625
------------------------------------------------------------
Foods--1.1%
  22,000     Archer-Daniels-Midland Co.                 330,000
   9,900     Campbell Soup Co.                          402,217
   8,200     Great Atlantic & Pacific Tea Co.,
                Inc.                                    252,150
   2,300     H.J. Heinz Co.                             107,381
   2,200     Kellogg Co.                                 81,400
  23,900     Ralston-Ralston Purina Group               728,950
  11,500     SYSCO Corp.                                341,406
   9,800     Unilever NV                                636,388
   3,700     Wm. Wrigley Jr. Co.                        328,144
                                                   ------------
                                                      3,208,036
------------------------------------------------------------
Gas Distribution--0.1%
  11,900     KeySpan Energy                             318,325
------------------------------------------------------------
Gas Pipelines--0.3%
   3,100     El Paso Energy Corp.                       113,925
   7,900     Enron Corp.                                594,475
   5,800     K N Energy, Inc.                           119,625
                                                   ------------
                                                        828,025
------------------------------------------------------------
Housing Related--0.5%
   9,700     Masco Corp.                                284,937
   3,100     Maytag Corp.                               211,962
   4,900     Newell Rubbermaid Inc.                     232,444
   4,100     Owens Corning                              146,063
   6,800     Whirlpool Corp.                            451,350
                                                   ------------
                                                      1,326,756

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
April 30, 1999 (Unaudited)             PRUDENTIAL TAX-MANAGED EQUITY FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Insurance--3.7%
  30,200     Allstate Corp.                        $  1,098,525
   6,500     American General Corp.                     481,000
  31,700     American International Group, Inc.       3,722,769
   5,300     Aon Corp.                                  363,050
  10,600     Chubb Corp.                                628,050
   5,700     CIGNA Corp.                                496,969
   6,800     Hartford Financial Services Group,
                Inc.                                    400,775
   3,200     Jefferson-Pilot Corp.                      215,600
   3,000     Lincoln National Corp.                     288,188
   7,600     Marsh & McLennan Co., Inc.                 581,875
  25,500     Old Republic International Corp.           498,844
   4,800     Provident Companies, Inc.                  189,000
  12,200     Torchmark Corp.                            417,087
   9,400     Transamerica Corp.                         669,750
  16,700     UNUM Corp.                                 912,237
                                                   ------------
                                                     10,963,719
------------------------------------------------------------
Lodging--0.1%
   7,600     Marriott International, Inc.               318,250
------------------------------------------------------------
Machinery--1.2%
  12,200     Caterpillar Inc.                           785,375
   6,100     Deere & Co.                                262,300
   6,900     Dover Corp.                                254,869
   4,200     Ingersoll-Rand Co.                         290,588
  13,000     Kennametal, Inc.                           345,312
   6,600     MagneTek, Inc.(a)                           71,363
  26,200     McDermott International, Inc.              759,800
   4,900     Tecumseh Products Co.                      299,512
   9,400     W.W. Grainger, Inc.                        471,762
                                                   ------------
                                                      3,540,881
------------------------------------------------------------
Media--2.2%
  17,300     Disney (Walt) Co.                          549,275
   7,300     Gannett Co., Inc.                          516,931
   8,900     Knight-Ridder, Inc.                        478,931
   5,600     McGraw-Hill Companies, Inc.                309,400
   8,300     Mediaone Group, Inc.(a)                    676,969
  10,500     Omnicom Group Inc.                         761,250
   5,500     R.R. Donnelley & Sons Co.                  194,563
  35,000     Time Warner, Inc.                     $  2,450,000
   3,600     Tribune Co.                                300,375
   7,200     Viacom Inc.(a)                             294,300
     100     Washington Post Co.                         57,400
                                                   ------------
                                                      6,589,394
------------------------------------------------------------
Miscellaneous Basic Industry--1.7%
  19,900     Fortune Brands, Inc.                       786,050
   5,200     Kelly Services, Inc.                       131,625
   5,700     Pittston Brink's Group                     150,338
   1,700     Textron, Inc.                              156,612
  42,805     Tyco International Ltd.                  3,477,906
   4,100     Waste Management, Inc.                     231,650
                                                   ------------
                                                      4,934,181
------------------------------------------------------------
Office Equipment & Supplies--0.1%
   4,300     Avery Dennison Corp.                       293,475
------------------------------------------------------------
Oil & Gas--1.0%
   4,300     Amerada Hess Corp.                         245,100
   9,900     Atlantic Richfield Co.                     830,981
   6,300     Burlington Resources, Inc.                 290,194
  13,100     Coastal Corp.                              501,075
   8,200     Helmerich & Payne, Inc.                    211,150
  14,400     Schlumberger Ltd.                          919,800
                                                   ------------
                                                      2,998,300
------------------------------------------------------------
Paper & Packaging--0.8%
   3,500     Champion International Corp.               191,406
   9,300     Fort James Corp.                           353,400
   3,100     Georgia-Pacific Group                      286,750
   9,900     International Paper Co.                    527,794
  22,000     Willamette Industries, Inc.              1,028,500
                                                   ------------
                                                      2,387,850
------------------------------------------------------------
Petroleum & Coal--4.9%
  17,800     Chevron Corp.                            1,775,550
  59,500     Exxon Corp.                              4,942,219
  25,700     Mobil Corp.                              2,692,075
   9,100     Phillips Petroleum Co.                     460,687

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of
April 30, 1999 (Unaudited)             PRUDENTIAL TAX-MANAGED EQUITY FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Petroleum & Coal (cont'd.)
  52,000     Royal Dutch Petroleum Co.             $  3,051,750
  18,400     Texaco Inc.                              1,154,600
   6,500     Tidewater Inc.                             172,250
   2,700     Unocal Corp.                               112,219
                                                   ------------
                                                     14,361,350
------------------------------------------------------------
Pharmaceuticals--3.1%
   3,200     Allergan, Inc.                             287,600
   9,400     Eli Lilly & Co.                            692,075
  50,900     Merck & Co., Inc.                        3,575,725
  47,700     Schering-Plough Corp.                    2,304,506
  31,300     Warner-Lambert Co.                       2,126,444
                                                   ------------
                                                      8,986,350
------------------------------------------------------------
Photography--0.2%
   8,300     Eastman Kodak Co.                          619,388
------------------------------------------------------------
Railroads--0.5%
  13,400     CSX Corp.                                  659,950
   3,500     Kansas City Southern Industries,
                Inc.                                    208,469
   3,600     Norfolk Southern Corp.                     117,675
   6,900     Union Pacific Corp.                        414,000
                                                   ------------
                                                      1,400,094
------------------------------------------------------------
Restaurants--0.7%
  36,300     McDonald's Corp.                         1,538,212
   5,200     Outback Steakhouse, Inc.(a)                186,225
   4,600     Tricon Global Restaurants, Inc.(a)         296,125
                                                   ------------
                                                      2,020,562
------------------------------------------------------------
Retail--6.2%
  11,500     Abercrombie & Fitch Co.(a)               1,093,937
  14,600     Bed Bath & Beyond, Inc.(a)                 521,038
  10,700     Best Buy Co., Inc.(a)                      510,925
  16,200     Circuit City Stores-Circuit City
                Group                                   996,300
   4,900     Costco Companies, Inc.(a)                  396,594
   9,700     Dayton Hudson Corp.                        652,931
  19,400     Federated Department Stores,
                Inc.(a)                                 905,737
  21,600     Gap, Inc.                                1,437,750
  46,400     Home Depot, Inc.                      $  2,781,100
   6,300     J.C. Penney Co., Inc.                      287,438
   9,400     Kohl's Corp.(a)                            624,513
   5,700     Limited, Inc.                              249,375
   8,100     May Department Stores Co.                  322,481
   8,600     Nine West Group Inc.(a)                    245,100
   1,500     Nordstrom, Inc.                             52,781
   4,300     Payless Shoesource, Inc.(a)                208,281
     600     Sears, Roebuck & Co.                        27,600
  32,500     Staples, Inc.(a)                           975,000
   4,000     Tiffany & Co.                              336,000
   7,800     TJX Companies, Inc.                        259,838
   3,900     Toys 'R' Us, Inc.(a)                        84,825
 116,100     Wal-Mart Stores, Inc.                    5,340,600
                                                   ------------
                                                     18,310,144
------------------------------------------------------------
Rubber--0.3%
  20,500     Cooper Tire & Rubber Co.                   449,719
   5,300     Goodyear Tire & Rubber Co.                 303,094
                                                   ------------
                                                        752,813
------------------------------------------------------------
Steel - Producers--0.4%
   5,900     AK Steel Holding Corp.                     153,400
   9,200     Allegheny Teldyne Inc.                     205,850
  10,100     Carpenter Technology Corp.                 316,256
   4,600     Nucor Corp.                                269,963
   6,700     USX-U.S. Steel Group                       202,675
                                                   ------------
                                                      1,148,144
------------------------------------------------------------
Telecommunications--11.2%
  23,600     ADC Telecommunications, Inc.(a)          1,128,375
  22,700     AirTouch Communications, Inc.(a)         2,119,613
  32,100     Ameritech Corp.                          2,196,844
  70,561     AT&T Corp.                               3,563,330
  39,900     Bell Atlantic Corp.                      2,299,237
  51,000     BellSouth Corp.                          2,282,250
   5,700     Frontier Corp.                             314,569
   2,600     General Instrument Corp.(a)                 94,900
  21,200     GTE Corp.                                1,419,075
  79,800     Lucent Technologies, Inc.                4,797,975
  39,800     MCI WorldCom, Inc.(a)                    3,271,062
  36,800     Nortel Networks Corp.                    2,509,300

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of
April 30, 1999 (Unaudited)             PRUDENTIAL TAX-MANAGED EQUITY FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Telecommunications (cont'd.)
  10,900     QUALCOMM, Inc.(a)                     $  2,180,000
  40,700     SBC Communications Inc.                  2,279,200
  11,700     Sprint Corp.                             1,199,981
   1,100     Sprint Corp. (PCS Group)                    46,613
  10,000     Tellabs, Inc.(a)                         1,095,625
   5,000     US WEST, Inc.                              261,563
                                                   ------------
                                                     33,059,512
------------------------------------------------------------
Textiles--0.6%
  57,000     Burlington Industries Inc.                 463,125
  10,300     Mohawk Industries, Inc.                    332,175
  12,100     Springs Industries, Inc.                   452,237
  24,400     Unifi, Inc.                                341,600
   3,800     V.F. Corp.                                 195,700
                                                   ------------
                                                      1,784,837
------------------------------------------------------------
Tobacco--0.5%
  28,100     Philip Morris Companies Inc.               985,256
  21,900     UST Inc.                                   610,463
                                                   ------------
                                                      1,595,719
------------------------------------------------------------
Trucking & Shipping--0.2%
   4,200     FDX Corp.(a)                               472,763
------------------------------------------------------------
Utilities - Electric--2.6%
   5,200     Ameren Corp.                               201,175
   7,900     American Electric Power Co., Inc.          327,356
  15,500     Baltimore Gas & Electric Co.               435,937
   5,100     Carolina Power & Light Co.                 205,594
   6,300     Cinergy Corp.                              187,819
   1,200     Consolidated Edison, Inc.                   54,525
   5,100     Dominion Resources, Inc.                   209,738
   5,200     DTE Energy Co.                             212,225
  16,800     Duke Energy Co.                            940,800
  28,400     Entergy Corp.                              887,500
  17,100     FirstEnergy Corp.                          507,656
   9,200     FPL Group, Inc.                       $    518,650
  11,900     GPU, Inc.                                  453,687
  12,200     New Century Energies, Inc.                 427,000
   6,600     PECO Energy Co.                            313,088
  10,300     PG&E Corp.                                 319,944
   5,900     PP & L Resources, Inc.                     164,831
  22,800     Public Service Company of New
                Mexico(a)                               407,550
   7,100     Public Service Enterprise Group
                Inc.                                    284,000
   8,600     Texas Utilities Co.                        341,850
   6,100     Unicom Corp.                               236,756
                                                   ------------
                                                      7,637,681
                                                   ------------
             Total long-term investments
                (cost $267,033,003)                 292,671,795
                                                   ------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--0.5%
------------------------------------------------------------
REPURCHASE AGREEMENT
$  1,352     Joint Repurchase Agreement Account,
                4.90%, 5/3/99
                (cost $1,352,000; Note 5)             1,352,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.0%
             (cost $268,385,003; Note 4)            294,023,795
             Other assets in excess of
                liabilities                             117,880
                                                   ------------
             Net Assets--100%                      $294,141,675
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Statement of Assets and Liabilities
(Unaudited)                                  PRUDENTIAL TAX-MANAGED EQUITY FUND
-------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments, at value (cost $268,385,003)...................................................................       $294,023,795
Cash........................................................................................................                331
Receivable for Fund shares sold.............................................................................          5,848,675
Receivable for investments sold.............................................................................          4,826,902
Dividends and interest receivable...........................................................................            213,408
Deferred expenses and other assets..........................................................................            173,609
                                                                                                                  --------------
   Total assets.............................................................................................        305,086,720
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          9,630,798
Payable for Fund shares reacquired..........................................................................            960,729
Distribution fee payable....................................................................................            177,294
Management fee payable......................................................................................            132,438
Accrued expenses and other liabilities......................................................................             43,786
                                                                                                                  --------------
   Total liabilities........................................................................................         10,945,045
                                                                                                                  --------------
Net Assets..................................................................................................       $294,141,675
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................       $     26,913
   Paid-in capital in excess of par.........................................................................        273,258,115
                                                                                                                  --------------
                                                                                                                    273,285,028
   Accumulated net investment loss..........................................................................           (173,397)
   Accumulated net realized loss on investments.............................................................         (4,608,748)
   Net unrealized appreciation on investments...............................................................         25,638,792
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................       $294,141,675
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($63,517,781 / 5,809,800 shares of beneficial interest issued and outstanding)........................             $10.93
   Maximum sales charge (5% of offering price)..............................................................                .58
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.51
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($134,953,373 / 12,350,385 shares of beneficial interest issued and outstanding)......................             $10.93
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($83,320,640 / 7,625,028 shares of beneficial interest issued and outstanding)........................             $10.93
   Sales charge (1% of offering price)......................................................................                .11
                                                                                                                  --------------
   Offering price to public.................................................................................             $11.04
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,349,881 / 1,128,115 shares of beneficial interest issued and outstanding)........................             $10.95
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

PRUDENTIAL TAX-MANAGED EQUITY FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                              March 3, 1999(a)
                                                  Through
Net Investment Loss                            April 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $93)........................     $    403,292
   Interest................................          124,564
                                              ----------------
      Total income.........................          527,856
                                              ----------------
Expenses
   Management fee..........................          257,736
   Distribution fee--Class A...............           22,007
   Distribution fee--Class B...............          177,621
   Distribution fee--Class C...............          112,691
   Amortization of offering costs..........           32,693
   Transfer agent's fees and expenses......           25,000
   Custodian's fees and expenses...........           23,000
   Registration fees.......................           16,000
   Reports to shareholders.................           13,000
   Legal fees and expenses.................            8,000
   Audit fee and expenses..................            6,000
   Trustees' fees and expenses.............            6,000
   Miscellaneous...........................            1,505
                                              ----------------
      Total expenses.......................          701,253
                                              ----------------
Net investment loss........................         (173,397)
                                              ----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on:
   Investment transactions.................       (4,608,748)
                                              ----------------
Net unrealized appreciation on:
   Investments.............................       25,638,792
                                              ----------------
Net gain on investments....................       21,030,044
                                              ----------------
Net Increase in Net Assets
Resulting from Operations                       $ 20,856,647
                                              ----------------
                                              ----------------

---------------
(a) Commencement of investment operations.


PRUDENTIAL TAX-MANAGED EQUITY FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                                 March 3, 1999(a)
Increase (Decrease) In                               Through
Net Assets                                        April 30, 1999
Operations
   Net investment loss.........................    $   (173,397)
   Net realized loss on investments............      (4,608,748)
   Net unrealized appreciation of
      investments..............................      25,638,792
                                                 ----------------
   Net increase in net assets resulting from
      operations...............................      20,856,647
                                                 ----------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares subscribed.........     283,871,943
   Cost of shares reacquired...................     (10,686,915)
                                                 ----------------
   Net increase in net assets from Fund share
      transactions.............................     273,185,028
                                                 ----------------
Total increase.................................     294,041,675
Net Assets
Beginning of period............................         100,000
                                                 ----------------
End of period..................................    $294,141,675
                                                 ----------------
                                                 ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Notes to Financial Statements (Unaudited)     PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------
Prudential Tax-Managed Equity Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Fund was organized as a business trust in Delaware on September 18, 1998. The Fund had no significant operations other than the issuance of 2,500 shares each of Class A, Class B, Class C, and Class Z shares for each Portfolio of beneficial interest for $100,000 on December 8, 1998 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on March 3, 1999.
The investment objective of the Fund is to seek long-term after-tax growth of capital. The Fund pursues its objective by investing a majority of the total assets in equity-related securities, such as common stock and convertible securities of U.S. companies.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
Securities Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the subadvisor, to be over-the-counter, are valued by an independent pricing agent of principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadvisor to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price, or if there was no sale on such day, at mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Subadvisor feel this is representative of market value.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Funds' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements (Unaudited)     PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------
Deferred Offering Cost: The Fund incurred approximately $291,000 in connection with the initial offering of the Fund. Offering costs are being amortized over a period of 12 months ending March 2000.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the subadviser's performance of all investment advisory services services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65% of the average daily net assets of the Fund.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the period ended April 30, 1999.
PIMS has advised the Fund that it has received approximately $1,597,400 and $733,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended April 30, 1999.
PIMS has advised the Fund that for the period ended April 30, 1999, it has received approximately $31,200 and $10,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PIMS, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the period ended April 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Trust's transfer agent. During the period ended April 30, 1999, the Fund incurred fees of approximately $24,100 for the services of PMFS. As of April 30, 1999 approximately $13,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the period ended April 30, 1999 were $319,725,235 and $48,083,484, respectively.
The United States federal income tax basis of the Funds' investments as of April 30, 1999 was $268,426,079 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $25,597,716 (gross unrealized appreciation--$28,139,403, gross unrealized depreciation--$2,541,687).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 1999, the Series had a .2% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $1,352,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
Bear, Stearns & Co. Inc., 4.90%, in the principal amount of $150,000,000 repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,641,618.
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements (Unaudited)     PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc., 4.90%, in the principal amount of $121,448,000, repurchase price $121,497,571, due 5/3/99. The value of the collateral including accrued interest was $123,877,485.
Salomon Smith Barney, Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,037,359.
Warburg Dillon Read LLC, 4.90%, in the principal amount of $150,000,000, repurchase price of $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,001,025.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 26,913,328 shares of beneficial interest issued and outstanding at April 30, 1999, Prudential owned 10,000.
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
March 3, 1999(a) through
  April 30, 1999:
Shares sold.........................   6,283,979    $ 63,699,045
Shares reacquired...................    (477,718)     (4,965,707)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................   5,806,261      58,733,338
Shares issued upon conversion from
  Class B...........................       1,039          10,934
                                      ----------    ------------
Net increase in shares
  outstanding.......................   5,807,300    $ 58,744,272
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
March 3, 1999(a) through
  April 30, 1999:
Shares sold.........................  12,609,988    $128,483,424
Shares reacquired...................    (261,064)     (2,768,323)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................  12,348,924     125,715,101
Shares reacquired upon conversion
  into Class A......................      (1,039)        (10,934)
                                      ----------    ------------
Net increase in shares
  outstanding.......................  12,347,885    $125,704,167
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
March 3, 1999(a) through
  April 30, 1999:
Shares sold.........................   7,808,728    $ 79,391,143
Shares reacquired...................    (186,200)     (1,995,015)
                                      ----------    ------------
Net increase in shares
  outstanding.......................   7,622,528    $ 77,396,128
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
March 3, 1999(a) through
  April 30, 1999:
Shares sold.........................   1,214,574    $ 12,298,331
Shares reacquired...................     (88,959)       (957,870)
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,125,615    $ 11,340,461
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       13

Financial Highlights (Unaudited)              PRUDENTIAL TAX-MANAGED EQUITY FUND
--------------------------------------------------------------------------------

                                                                                 Class A       Class B       Class C       Class Z
                                                                                ---------     ---------     ---------     ---------
                                                                                March 3,      March 3,      March 3,      March 3,
                                                                                 1999(a)       1999(a)       1999(a)       1999(a)
                                                                                 Through       Through       Through       Through
                                                                                April 30,     April 30,     April 30,     April 30,
                                                                                 1999(d)       1999(d)       1999(d)       1999(d)
                                                                                ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................................     $ 10.00      $  10.00       $ 10.00       $ 10.00
                                                                                ---------     ---------     ---------     ---------
Income from investment operations:
Net investment income (loss)................................................          --         (0.01 )       (0.01)         0.01
Net realized and unrealized gain on investment and foreign currency
   transactions.............................................................        0.93          0.94          0.94          0.94
                                                                                ---------     ---------     ---------     ---------
   Total from investment operations.........................................        0.93          0.93          0.93          0.95
                                                                                ---------     ---------     ---------     ---------
Net asset value, end of period..............................................     $ 10.93      $  10.93       $ 10.93       $ 10.95
                                                                                ---------     ---------     ---------     ---------
                                                                                ---------     ---------     ---------     ---------
TOTAL RETURN(b).............................................................        9.30%         9.30 %        9.30%         9.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................................     $63,518      $134,953       $83,321       $12,350
Average net assets (000)....................................................     $53,551      $108,053       $68,554       $11,057
Ratios to average net assets:(c)
   Expenses, including distribution fees....................................        1.23%         1.98 %        1.98%         0.98%
   Expenses, excluding distribution fees....................................        0.98%         0.98 %        0.98%         0.98%
   Net investment income (loss).............................................        0.12%        (0.66 )%      (0.65)%        0.36%
Portfolio turnover rate.....................................................          18%           18 %          18%           18%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Getting The Most From Your Prudential Mutual Fund
How many times have you read these letters--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

-------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction--there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

-------------------------------------------------------------------------------
Keeping Up With The Joneses
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

-------------------------------------------------------------------------------
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of April 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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